Exhibit 99.3

NovaStar Home Equity Loan Asset-Backed

Certificates,

Series 2005-4

Freddie Mac Term Sheet

$857,163,000 (Approximate)

NovaStar Mortgage Funding Corporation

Depositor

NovaStar Mortgage, Inc.

Seller and Servicer

Co-Lead Underwriters

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Deutsche Bank Securities Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Deutsche Bank Securities Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Deutsche Bank Securities Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Deutsche Bank Securities Inc. Trading Desk at (212) 250-7730.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Preliminary Term Sheet	Date Prepared: November 28, 2005

$857,163,000 (Approximate)

Publicly Offered

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Class(1,2,3)	Principal Balance ($)	WAL (Years) Call/Mat (4)	Payment Window (Mths) Call/Mat (4)	Expected Rating S&P/Moody’s/Fitch	Assumed Final Distribution Date	Certificate Type
Class A-1A	$857,163,000	2.27 / 2.47	1-72/1-167	AAA/Aaa/AAA	December 2035	Floating Rate Senior
Class A-2A	$200,074,000	Not Marketed Hereby		AAA/Aaa/AAA	December 2035	Floating Rate Seq. Senior
Class A-2B	$126,695,000	Not Marketed Hereby		AAA/Aaa/AAA	December 2035	Floating Rate Seq. Senior
Class A-2C	$110,861,000	Not Marketed Hereby		AAA/Aaa/AAA	December 2035	Floating Rate Seq. Senior
Class A-2D	$38,007,000	Not Marketed Hereby		AAA/Aaa/AAA	December 2035	Floating Rate Seq. Senior
Class M-1	$47,200,000	Not Marketed Hereby		AA+/Aa1/AA+	December 2035	Floating Rate Subordinate
Class M-2	$43,200,000	Not Marketed Hereby		AA+/Aa2/AA+	December 2035	Floating Rate Subordinate
Class M-3	$28,800,000	Not Marketed Hereby		AA/Aa3/AA	December 2035	Floating Rate Subordinate
Class M-4	$21,600,000	Not Marketed Hereby		AA/A1/AA-	December 2035	Floating Rate Subordinate
Class M-5	$19,200,000	Not Marketed Hereby		AA-/A2/A+	December 2035	Floating Rate Subordinate
Class M-6	$16,000,000	Not Marketed Hereby		AA-/A3/A	December 2035	Floating Rate Subordinate
Class M-7	$14,400,000	Not Marketed Hereby		A+/Baa1/A	December 2035	Floating Rate Subordinate
Class M-8	$12,800,000	Not Marketed Hereby		A/Baa2/A-	December 2035	Floating Rate Subordinate
Class M-9	$11,200,000	Not Marketed Hereby		A/Baa3/BBB+	December 2035	Floating Rate Subordinate
Class M-10	$11,200,000	Not Marketed Hereby		BBB+/Ba1/BBB	December 2035	Floating Rate Subordinate
Class M-11	$12,000,000	Not Marketed Hereby		BBB/NR/BBB-	December 2035	Floating Rate Subordinate
Class M-12	$21,600,000	Not Marketed Hereby		BBB-/NR/NR	December 2035	Floating Rate Subordinate

Total:	$1,592,000,000

(1)	The Class A-1A Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates are backed by the cash flows from the Group I Mortgage Loans and Group II Mortgage Loans. The principal balance of each Class of Certificates (as defined herein) is subject to a 10% variance.

(2)	The Class A-1A, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates are priced to call. The margin on the Class A-1A, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates will double and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates will increase by 1.5x after the clean-up call date.

(3)	See “Available Funds Cap Rate” herein.

(4)	See “Pricing Prepayment Speed” herein.

Depositor:	NovaStar Mortgage Funding Corporation.

Issuer:	NovaStar Mortgage Funding Trust, Series 2005-4.

Seller and Servicer:	NovaStar Mortgage, Inc. (“NovaStar”).

Co-Lead Underwriters:	Deutsche Bank Securities Inc. (“Deutsche Bank”) and Wachovia Capital Markets, LLC (“Wachovia Securities”) and Greenwich Capital Markets, Inc. (“RBS Greenwich Capital”),

Co-Underwriter:	Morgan Stanley & Co. Incorporated.

Trustee:	JPMorgan Chase Bank, N.A.

Custodian:	Wachovia Bank, N.A.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Hedge Providers:	The Royal Bank of Scotland plc (“RBS”), Deutsche Bank AG (“Deutsche”), and Wachovia Bank, N.A. (“Wachovia”).

Certificates:	The Class A-1A Certificates (the “Group I Certificates”), the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates (collectively, the “Group II Certificates”, and together with the Group I Certificates, the “Class A Certificates” or “Senior Certificates”), and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M- 6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates (collectively, the “Subordinate Certificates”). The Class A-1A is referred to herein as the “Offered Certificates.”

Federal Tax Status:	The Certificates will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:	The Certificates will be available in book-entry form through DTC, and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:	For each Mortgage Loan, generally the later of (i) the close of business on December 1, 2005, and (ii) the date of origination of such Mortgage Loan, or such other date as specified in the related subsequent transfer instrument.

Expected Pricing Date:	On or about December 8, 2005.

Expected Closing Date:	On or about December 15, 2005.

Distribution Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in January 2006.

Accrued Interest:	The price to be paid by investors for the Certificates will not include accrued interest (settling flat).

Interest Accrual Period:	The interest accrual period for each Distribution Date with respect to the Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:	The Certificates are expected to be ERISA eligible, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Eligibility:	The Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Denomination:	$25,000 minimum and multiples of $1,000 in excess thereafter.

Optional Termination:	The terms of the transaction allow for a clean-up call (the “Clean-up Call”) which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount on the Closing Date.

Pricing Prepayment Speed:	The Certificates will be priced based on the following collateral prepayment assumptions: FRM Loans (100% PPC): 2% - 25% CPR over 10 months, 25% CPR thereafter ARM Loans (100% PPC): 2% - 30% CPR over 12 months, 30% CPR months 13-22, 60% CPR months 23-28, 35% CPR month 29 and thereafter.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Initial Mortgage Loans:	As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $846,541,242, of which: (i) approximately $544,162,725 consisted of a pool of conforming balance fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the “Group I Initial Mortgage Loans”), (ii) approximately $302,378,517 consisted of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the “Group II Initial Mortgage Loans,” together with the Group I Initial Mortgage Loans, the “Initial Mortgage Loans”).

With respect to approximately 16.70% of the Initial Mortgage Loans, NovaStar or another originator, originated a second lien mortgage loan simultaneously to the time of origination of the related first lien Mortgage Loan.

On or prior to the Closing Date, it is expected that certain of the Initial Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.

Additional Mortgage Loans:	On the Closing Date, “Additional Mortgage Loans” may be added to the mortgage loan pool. The Additional Mortgage Loans are expected to have an aggregate principal balance of up to approximately $753,458,758 as of the related Cut-off Date, which will consist of up to approximately $ 484,385,862 of mortgage loans related to Group I and approximately $269,072,896 of mortgage loans related to Group II. It is expected that the composition and characteristics of the Additional Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects. On the Closing Date, the Initial Mortgage Loans and Additional Mortgage Loans will comprise the “Closing Date Mortgage Loans.” The aggregate principal balance of the Closing Date Mortgage Loans will be up to approximately $ 1,600,000,000 which will consist of up to approximately $ 1,028,548,587 of mortgage loans related to Group I and up to approximately $574,451,413 of mortgage loans related to Group II.

Pre-funding Amount:	To the extent that the full amount of Additional Mortgage Loans is not added to the mortgage loan pool on the Closing Date, the Seller will deposit up to approximately $ 100,000,000 (the “Pre-funding Amount”), which will consist of up to approximately $64,288,305 related to Group I and up to approximately $ 35,711,695 related to Group II into an account (the “Pre-funding Account”). Funds on deposit in the Pre-funding Account will be used from time to time to acquire “Subsequent Mortgage Loans” during the Pre-funding Period. It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects.

The “Pre-funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $ 10,000 and (ii) March 14, 2006.

To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by the end of the Pre-funding Period, the Trust will apply the remaining amounts as a prepayment of principal to the related Certificates on the Distribution Date immediately following the end of the Pre-funding Period. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Certificates from amounts in the Pre-funding Account.

Pass-Through Rate:	The “Pass-Through Rate” on each Class of Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Available Funds Cap Rate.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Formula Rate:	The “Formula Rate” on each Class of the Certificates will be equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) 11.00%.

Group I Available
Funds Cap Rate:	The “Group I Available Funds Cap Rate” for the Group I Certificates on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group I Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee, and mortgage insurance fees allocable to the Group I Mortgage Loans, and less (iii) generally the related initial pro-rata share of the sum of (x) net swap payments owed to the Hedge Providers and (y) cap fixed rate payments owed to the Hedge Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group I Mortgage Loans plus any related Pre-funding Amount.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Available Funds Cap Shortfall:	If on any Distribution Date the related Pass-Through Rate for any class of Certificates is limited by the related Available Funds Cap Rate, the “Available Funds Cap Shortfall” for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest accrued on such class based on the related Available Funds Cap Rate and (ii) the unpaid portion of any related Available Funds Cap Shortfall from the prior Distribution Date together with accrued interest on such unpaid portion at the related Formula Rate. Any Available Funds Cap Shortfall will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Monthly Servicer Advances:	The Servicer is generally required to advance scheduled principal and interest (net of the servicing fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

Swap Agreements:	On the Closing Date, the Trustee will enter into multiple “Swap Agreements” with an initial aggregate notional amount of $835,000,000. Under each Swap Agreement, the trust shall make a payment equal to interest at the fixed rate shown below on the related swap notional amount to the related Hedge Provider and the trust will receive a payment of interest at One Month LIBOR on the related swap notional amount from the related Hedge Provider, on each Distribution Date, accrued during the related swap accrual period, until the related swap is retired.

Hedge Provider	Notional Amount ($)	Fixed Rate	Maturity Date
Wachovia	20,000,000	4.22500%	July-08
Wachovia	20,000,000	4.53000%	August-08
Wachovia	15,000,000	4.50500%	August-08
RBS	35,000,000	4.40500%	August-09
Wachovia	80,000,000	4.26500%	September-07
Wachovia	20,000,000	4.29300%	September-08
RBS	80,000,000	4.08000%	September-07
RBS	20,000,000	4.14125%	September-08
RBS	80,000,000	4.20500%	September-07
RBS	20,000,000	4.25000%	September-08
RBS	25,000,000	4.52000%	October-07
Deutsche Bank	80,000,000	4.60300%	October-07
Deutsche Bank	20,000,000	4.64500%	October-08
RBS	80,000,000	4.62500%	October-07
RBS	20,000,000	4.68125%	October-08
RBS	20,000,000	4.64600%	October-07
RBS	80,000,000	4.59750%	October-07
RBS	20,000,000	4.64250%	October-08
Wachovia	80,000,000	4.78300%	November-07
Wachovia	20,000,000	4.82000%	November-08

Although the notional amount of $835,000,000 is expected to be assigned to the trust by the end of the Pre-funding Period, only a certain portion of the swaps will be assigned to the trust on the Closing Date. The remainder of the swaps will be assigned to the trust on subsequent dates during the Pre-funding Period.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Shown below is an aggregate swap notional amount schedule and a weighted average swap fixed rate schedule, calculated by aggregating all the individual swaps described previously.

Distribution Date	Notional Amount ($)	W.A. Fixed Rate
January-06	835,000,000	4.4610%
February-06	835,000,000	4.4610%
March-06	835,000,000	4.4610%
April-06	835,000,000	4.4610%
May-06	835,000,000	4.4610%
June-06	835,000,000	4.4610%
July-06	835,000,000	4.4610%
August-06	835,000,000	4.4610%
September-06	835,000,000	4.4610%
October-06	835,000,000	4.4610%
November-06	835,000,000	4.4610%
December-06	835,000,000	4.4610%
January-07	835,000,000	4.4610%
February-07	835,000,000	4.4610%
March-07	835,000,000	4.4610%
April-07	835,000,000	4.4610%
May-07	835,000,000	4.4610%
June-07	835,000,000	4.4610%
July-07	835,000,000	4.4610%
August-07	835,000,000	4.4610%
September-07	835,000,000	4.4610%
October-07	595,000,000	4.5730%
November-07	310,000,000	4.5450%
December-07	230,000,000	4.4622%
January-08	230,000,000	4.4622%
February-08	230,000,000	4.4622%
March-08	230,000,000	4.4622%
April-08	230,000,000	4.4622%
May-08	230,000,000	4.4622%
June-08	230,000,000	4.4622%
July-08	230,000,000	4.4622%
August-08	210,000,000	4.4848%
September-08	175,000,000	4.4779%
October-08	115,000,000	4.6083%
November-08	55,000,000	4.5559%
December-08	35,000,000	4.4050%
January-09	35,000,000	4.4050%
February-09	35,000,000	4.4050%
March-09	35,000,000	4.4050%
April-09	35,000,000	4.4050%
May-09	35,000,000	4.4050%
June-09	35,000,000	4.4050%
July-09	35,000,000	4.4050%
August-09	35,000,000	4.4050%

If on any Distribution Date the aggregate of the swap and cap notional amounts (for this purpose assuming the effective cap notional amount is scaled down by a factor as described in the prospectus supplement) exceeds the aggregate principal balance of the Senior and Subordinate Certificates (excluding the Senior and Subordinate Certificates owned by NovaStar or an affiliate), such excess notional amount (in increments of $10,000,000) will be released first, from the Swap Agreements and second, from the Cap Agreements and reassigned to NovaStar or its affiliate.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Cap Agreements:	On the Closing Date, the Trustee will enter into multiple “Cap Agreements” with an initial aggregate effective notional amount of $[100,000,000]. Under each Cap Agreement, the trust shall make a payment equal to the fixed rate shown below on the related cap notional amount to the related Hedge Provider and the trust will receive a payment, should One Month LIBOR exceed the related strike rate, equal to the difference between One Month LIBOR and the related strike rate, from the related Hedge Provider, on each Distribution Date, until the related cap is retired.

Hedge Provider	Effective Notional Amount ($)	Fixed Rate	Strike Rate	Maturity Date
RBS	80,000,000	0.281%	4.850%	November-07
Deutsche Bank	20,000,000	0.372%	4.900%	November -08

Although the effective notional amount of $100,000,000 is expected to be assigned to the trust by the end of the Pre-funding Period, the caps may not be assigned to the trust on the Closing Date.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Shown below is an aggregate effective cap notional amount schedule, a weighted average cap fixed rate schedule and a weighted average strike rate schedule, calculated by aggregating all the individual caps described previously.

Distribution Date	Effective Notional Amount ($)	W.A. Fixed Rate	W.A. Strike Rate
January-06	100,000,000	0.2992%	4.8600%
February-06	100,000,000	0.2992%	4.8600%
March-06	100,000,000	0.2992%	4.8600%
April-06	100,000,000	0.2992%	4.8600%
May-06	100,000,000	0.2992%	4.8600%
June-06	100,000,000	0.2992%	4.8600%
July-06	100,000,000	0.2992%	4.8600%
August-06	100,000,000	0.2992%	4.8600%
September-06	100,000,000	0.2992%	4.8600%
October-06	100,000,000	0.2992%	4.8600%
November-06	100,000,000	0.2992%	4.8600%
December-06	100,000,000	0.2992%	4.8600%
January-07	100,000,000	0.2992%	4.8600%
February-07	100,000,000	0.2992%	4.8600%
March-07	100,000,000	0.2992%	4.8600%
April-07	100,000,000	0.2992%	4.8600%
May-07	100,000,000	0.2992%	4.8600%
June-07	100,000,000	0.2992%	4.8600%
July-07	100,000,000	0.2992%	4.8600%
August-07	100,000,000	0.2992%	4.8600%
September-07	100,000,000	0.2992%	4.8600%
October-07	100,000,000	0.2992%	4.8600%
November-07	100,000,000	0.2992%	4.8600%
December-07	20,000,000	0.3720%	4.9000%
January-08	20,000,000	0.3720%	4.9000%
February-08	20,000,000	0.3720%	4.9000%
March-08	20,000,000	0.3720%	4.9000%
April-08	20,000,000	0.3720%	4.9000%
May-08	20,000,000	0.3720%	4.9000%
June-08	20,000,000	0.3720%	4.9000%
July-08	20,000,000	0.3720%	4.9000%
August-08	20,000,000	0.3720%	4.9000%
September-08	20,000,000	0.3720%	4.9000%
October-08	20,000,000	0.3720%	4.9000%
November-08	20,000,000	0.3720%	4.9000%

If on any Distribution Date the aggregate of the swap and cap notional amounts (for this purpose assuming the effective cap notional amount is scaled down by a factor as described in the prospectus supplement) exceeds the aggregate principal balance of the Senior and Subordinate Certificates (excluding the Senior and Subordinate Certificates owned by NovaStar or an affiliate), such excess notional amount (in increments of $10,000,000) will be released first, from the Swap Agreements and second, from the Cap Agreements and reassigned to NovaStar or its affiliate.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Credit Enhancement:	Consists of the following: 1) Mortgage Insurance; 2) Excess Cashflow; 3) the Overcollateralization Amount; and 4) Subordination

Mortgage Insurance Policies:	Approximately 59.45% of the Initial Mortgage Loans are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corp. (“MGIC”) Radian Guarantee (“Radian”) or PMI Mortgage Insurance Co. (“PMI”) (such loans are the “Insured Mortgage Loans”). Approximately 33.78% of the Initial Mortgage Loans have a combined original loan-to-value ratio in excess of 60% and are not insured. Additionally, approximately 6.77% of the Initial Mortgage Loans have a combined original loan-to-value ratio less than or equal to 60% and are not insured.

Each mortgage insurance policy provided by MGIC, Radian, or PMI insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 55%, 50% or 51%, respectively, of the original loan-to-value ratio of such mortgage loan.

Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan.

Approximately 59.20%, 0.23% and 0.01% of the Insured Mortgage Loans are insured by MGIC, Radian, and PMI, respectively.

Credit Enhancement Percentages:

Initial Credit Enhancement On Closing Date		Expected Credit Enhancement On or After Crossover Date
Class	Percent	Class	Percent
Class A	16.70%	Class A	33.40%
Class M-1	13.75%	Class M-1	27.50%
Class M-2	11.05%	Class M-2	22.10%
Class M-3	9.25%	Class M-3	18.50%
Class M-4	7.90%	Class M-4	15.80%
Class M-5	6.70%	Class M-5	13.40%
Class M-6	5.70%	Class M-6	11.40%
Class M-7	4.80%	Class M-7	9.60%
Class M-8	4.00%	Class M-8	8.00%
Class M-9	3.30%	Class M-9	6.60%
Class M-10	2.60%	Class M-10	5.20%
Class M-11	1.85%	Class M-11	3.70%
Class M-12	0.50%	Class M-12	1.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Excess Cashflow:	The “Excess Cashflow” for any Distribution Date will be equal to the sum of the funds remaining after priority 1) and 2) (excluding the Excess Cashflow component of 2)) under “Priority of Distributions.”

Overcollateralization Amount:	The “Overcollateralization Amount” is equal to the excess of the sum of (i) the aggregate principal balance of the Mortgage Loans and (ii) any outstanding Pre-funding Amount, over the aggregate principal balance of the Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 0.50% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date. To the extent the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, Excess Cashflow, if any, will be directed to build the Overcollateralization Amount until the Required Overcollateralization Amount is reached.

Required Overcollateralization Amount:	On any Distribution Date, the “Required Overcollateralization Amount” is equal to 0.50% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date.

Crossover Date:

The earlier to occur of:

(i)     the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero, and

(ii)    the later to occur of:

a.      the Distribution Date occurring in January 2009; and

b.      the first Distribution Date on which the Senior Credit Enhancement Percentage is greater than or equal to 33.40%.

Senior Credit Enhancement Percentage:	The “Senior Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans, calculated prior to taking into account distributions of principal on the Mortgage Loans and prior to taking into account distributions on the related certificates on such Distribution Date.

Limited Cross-collateralization:	Under certain circumstances, to the extent available, if funds from one Group are insufficient to make a required payment of interest or principal on the related class or classes of Class A Certificates, then any remaining funds from the other Group (after paying such amounts to the related class or classes of Class A Certificates) may be used to make such required payments of interest and principal.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Trigger Event:	A “Trigger Event” is in effect on any Distribution Date on or after the Crossover Date, if either (i) the three month average 60+ day delinquency percentage exceeds 50.90% of the current Senior Credit Enhancement Percentage or (ii) cumulative realized losses as a percentage of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount as of the Closing Date, for the related Distribution Date are greater than:

Period	Losses	Period	Losses	Period	Losses	Period	Losses
37	2.00%	47	2.42%	57	2.83%	67	3.15%
38	2.04%	48	2.46%	58	2.88%	68	3.18%
39	2.08%	49	2.50%	59	2.92%	69	3.20%
40	2.13%	50	2.54%	60	2.96%	70	3.23%
41	2.17%	51	2.58%	61	3.00%	71	3.25%
42	2.21%	52	2.63%	62	3.03%	72	3.28%
43	2.25%	53	2.67%	63	3.05%	73 and after	3.30%
44	2.29%	54	2.71%	64	3.08%
45	2.33%	55	2.75%	65	3.10%
46	2.38%	56	2.79%	66	3.13%

Realized Losses:	If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a “Realized Loss.” Realized Losses on the Mortgage Loans will be absorbed first, by the Excess Cashflow, and second, by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class M-12 Certificates, second to the Class M-11 Certificates, third to the Class M-10 Certificates, fourth to the Class M-9 Certificates, fifth to the Class M-8 Certificates, sixth to the Class M-7 Certificates, seventh to the Class M-6 Certificates, eighth to the Class M-5 Certificates, ninth to the Class M-4 Certificates, tenth to the Class M-3 Certificates, eleventh to the Class M-2 Certificates, and lastly, to the Class M-1 Certificates. Realized Losses will not be allocated to any of the Class A Certificates.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Priority of Distributions:	Available funds from the Mortgage Loans will be distributed as follows:

1)      Interest funds, as follows: first to pay servicing fees, trustee fees, custodian fee and mortgage insurance fees, second, to the Supplemental Interest Trust, net swap payments and cap fixed rate payments owed to the Hedge Providers, third, monthly interest plus any previously unpaid interest to the Class A-1A, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates (pro-rata among the classes in each group), generally from interest collected in the related loan group, fourth, monthly interest plus any previously unpaid interest to the Class M-1 Certificates, fifth, monthly interest plus any previously unpaid interest to the Class M-2 Certificates, sixth, monthly interest plus any previously unpaid interest to the Class M-3 Certificates, seventh, monthly interest plus any previously unpaid interest to the Class M-4 Certificates, eighth, monthly interest plus any previously unpaid interest to the Class M-5 Certificates, ninth, monthly interest plus any previously unpaid interest to the Class M-6 Certificates, tenth, monthly interest plus any previously unpaid interest to the Class M-7 Certificates, eleventh, monthly interest plus any previously unpaid interest to the Class M-8 Certificates, twelfth, monthly interest plus any previously unpaid interest to the Class M-9 Certificates, thirteenth, monthly interest plus any previously unpaid interest to the Class M-10 Certificates, fourteenth, monthly interest plus any previously unpaid interest to the Class M-11 Certificates and fifteenth, monthly interest plus any previously unpaid interest to the Class M-12 Certificates. Any remaining interest funds will be distributed as part of Excess Cashflow pursuant to 2) and 3) below.

2)      Principal funds (including any amounts required to be taken from Excess Cashflow to the extent necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount), as follows: monthly principal to the Class A-1A, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, generally based on principal collected in the related loan group, as described under “Principal Paydown”, then monthly principal to the Class M-1 Certificates as described under “Principal Paydown”, then monthly principal to the Class M-2 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-3 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-4 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-5 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-6 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-7 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-8 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-9 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-10 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-11 Certificates as described under “Principal Paydown,” and then monthly principal to the Class M-12 Certificates as described under “Principal Paydown.”

3) Any remaining Excess Cashflow to be deposited in the Supplemental Interest Trust.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Principal Paydown:	The related share of principal allocable to the Group II Certificates will be distributed as follows: first to the Class A-2A Certificates until its certificate principal balance is reduced to zero, second, to the Class A-2B Certificates until its certificate principal balance is reduced to zero, third, to the Class A-2C Certificates until its certificate principal balance is reduced to zero and fourth, to the Class A-2D Certificates until its certificate principal balance is reduced to zero. However, if all of the Subordinate Certificates are written down to zero, the related share of the principal allocable to the Group II Certificates will be distributed pro rata, based on current certificate principal balance until their certificate principal balances are paid to zero.

Prior to the Crossover Date or if a Trigger Event is in effect, 100% of principal (including Excess Cashflow used to pay principal) will be paid to the Group I and Group II Certificates generally pro-rata, based on the principal collected in the related loan group, provided, however, that if the Group I and Group II Certificates have been retired, principal will be applied sequentially in the following order of priority: (1) Class M-1 Certificates, (2) Class M-2 Certificates, (3) Class M-3 Certificates, (4) Class M-4 Certificates, (5) Class M-5 Certificates, (6) Class M-6 Certificates, (7) Class M-7 Certificates, (8) Class M-8 Certificates, (9) Class M-9 Certificates, (10) Class M-10 Certificates, (11) Class M-11 Certificates, and (12) Class M-12 Certificates.

On or after the Crossover Date and if a Trigger Event is not in effect, the Certificates will be entitled to receive payments of principal (including Excess Cashflow used to pay principal) in the following order of priority: first to the Group I and Group II Certificates, generally pro-rata based on the principal collected in the related loan group, such that the Class A Certificates will have at least 33.40% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 27.50% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 22.10% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 18.50% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 15.80% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 13.40% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 11.40% credit enhancement, eighth to the Class M-7 Certificates such that the Class M-7 Certificates will have at least 9.60% credit enhancement, ninth to the Class M-8 Certificates such that the Class M-8 Certificates will have at least 8.00% credit enhancement, tenth to the Class M-9 Certificates such that the Class M-9 Certificates will have at least 6.60% credit enhancement, eleventh to the Class M-10 Certificates such that the Class M-10 Certificates will have at least 5.20% credit enhancement, twelfth to the Class M-11 Certificates such that the Class M-11 Certificates will have at least 3.70% credit enhancement, and thirteenth to the Class M-12 Certificates such that the Class M-12 Certificates will have at least 1.00% credit enhancement (subject, in each case, to any overcollateralization floors), in each case until the related certificate principal balance is reduced to zero.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Supplemental Interest Trust:	Funds deposited into the Supplemental Interest Trust on a Distribution Date will include:

(i) the net swap payments owed to the Hedge Providers for such Distribution Date,

(ii) the cap fixed rate payments owed to the Hedge Providers for such Distribution Date,

(iii) any net swap payments received from the Hedge Providers for such Distribution Date,

(iv) any cap floating rate payments received from the Hedge Providers for such Distribution Date, and

(v) Excess Cashflow deposited therein pursuant to 3) of “Priority of Distributions.”

Funds in the Supplemental Interest Trust will be distributed as follows:

1) First, to the Hedge Providers, the net swap payments owed for such Distribution Date, if any.

2) Second, to the Hedge Providers, cap fixed rate payments owed for such Distribution Date.

3)      Third, any Available Funds Cap Shortfall, pro-rata to the Senior and Subordinate Certificates (excluding any such Certificates owned by NovaStar or an affiliate) based on certificate principal balance.

4) Fourth, to the Hedge Providers, any termination payment.

5) Fifth, to the holders of the non-offered residual certificates, any remaining amounts.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Weighted Average Life Tables

Class A-1A to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	4.52	3.08	2.27	1.69	1.39
MDUR (yr)	3.84	2.76	2.10	1.60	1.33
First Prin Pay	1	1	1	1	1
Last Prin Pay	149	99	72	54	30

Class A-1A to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	4.86	3.34	2.47	1.84	1.39
MDUR (yr)	4.01	2.92	2.23	1.71	1.33
First Prin Pay	1	1	1	1	1
Last Prin Pay	302	222	167	130	30

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Effective Group I Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate (%)
1	11.00%
2	11.00%
3	11.00%
4	11.00%
5	11.00%
6	11.00%
7	11.00%
8	11.00%
9	11.00%
10	11.00%
11	11.00%
12	11.00%
13	11.00%
14	11.00%
15	11.00%
16	11.00%
17	11.00%
18	11.00%
19	11.00%
20	11.00%
21	11.00%
22	11.00%
23	11.00%
24	11.00%
25	11.00%
26	11.00%
27	11.00%
28	11.00%
29	11.00%
30	11.00%
31	11.00%
32	11.00%
33	11.00%
34	11.00%
35	11.00%
36	10.86%
37	10.89%
38	10.93%
39	11.00%
40	11.00%
41	11.00%
42	11.00%
43	11.00%
44	11.00%
45	10.36%
46	10.69%
47	10.64%
48	10.98%
49	10.89%
50	10.88%
51	11.00%
52	10.86%
53	11.00%
54	10.83%
55	11.00%
56	10.80%
57	10.79%
58	11.00%
59	10.77%
60	11.00%
61	10.76%
62	10.74%
63	11.00%
64	10.71%
65	11.00%
66	10.68%
67	11.00%
68	10.65%
69	10.63%
70	10.97%
71	10.60%
72	10.94%

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.

(2)	Includes net swap payments and cap floating rate payments received by the trust from the Hedge Providers.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Excess Spread Schedule – Forward LIBOR

To 10% Optional Termination at the Pricing Assumptions

Period	1 Month LIBOR (%)	6 Month LIBOR (%)	Excess Spread (%)
1	4.1700	4.5900	0.67
2	4.4276	4.7011	1.89
3	4.4874	4.7696	2.15
4	4.5964	4.8387	1.72
5	4.7053	4.8762	1.76
6	4.8991	4.9088	1.41
7	4.8207	4.8950	1.65
8	4.8218	4.8752	1.48
9	4.8872	4.8563	1.42
10	4.8255	4.8262	1.63
11	4.8967	4.8051	1.40
12	4.8160	4.7749	1.63
13	4.7074	4.7559	1.57
14	4.7082	4.7571	1.57
15	4.7091	4.7575	2.00
16	4.7091	4.7583	1.56
17	4.7108	4.7601	1.71
18	4.7112	4.7601	1.54
19	4.7128	4.7608	1.70
20	4.7125	4.7680	1.53
21	4.7133	4.7745	1.53
22	4.7140	4.7828	1.68
23	4.7138	4.7892	2.38
24	4.7143	4.7974	2.58
25	4.7514	4.8056	3.26
26	4.7542	4.8085	3.23
27	4.7575	4.8106	3.55
28	4.7588	4.8131	3.17
29	4.7618	4.8158	3.35
30	4.7637	4.8175	3.16
31	4.7663	4.8202	3.35
32	4.7681	4.8292	3.15
33	4.7711	4.8400	3.14
34	4.7725	4.8515	3.31
35	4.7738	4.8604	3.14
36	4.7762	4.8719	3.32
37	4.8255	4.8843	3.11
38	4.8294	4.8873	3.17
39	4.8330	4.8903	3.75
40	4.8354	4.8940	3.24
41	4.8397	4.8976	3.43
42	4.8437	4.9003	3.26
43	4.8463	4.9051	3.44
44	4.8487	4.9134	3.27
45	4.8523	4.9253	3.27
46	4.8548	4.9353	3.44
47	4.8570	4.9443	3.29
48	4.8599	4.9555	3.46
49	4.9064	4.9667	3.26
50	4.9113	4.9701	3.26
51	4.9144	4.9738	3.78
52	4.9166	4.9765	3.25
53	4.9209	4.9805	3.43
54	4.9242	4.9839	3.26
55	4.9273	4.9863	3.43
56	4.9299	4.9852	3.26
57	4.9331	4.9847	3.26
58	4.9359	4.9831	3.43
59	4.9390	4.9806	3.26
60	4.9396	4.9791	3.44
61	4.9217	4.9769	3.30
62	4.9241	4.9787	3.30
63	4.9255	4.9802	3.82
64	4.9259	4.9812	3.30
65	4.9291	4.9834	3.47
66	4.9294	4.9842	3.31
67	4.9309	4.9855	3.48
68	4.9325	4.9921	3.31
69	4.9332	5.0001	3.32
70	4.9341	5.0069	3.49
71	4.9349	5.0132	3.33
72	4.9383	5.0210	3.51

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Group I Initial Mortgage Loans

			Minimum	Maximum
Scheduled Principal Balance	$544,162,725		$10,295	$549,531
Average Scheduled Principal Balance	$153,805
Number of Mortgage Loans	3,538

Weighted Average Gross Coupon	8.019%		5.200%	13.000%
Weighted Average FICO Score	616		470	823
Weighted Average Combined Original LTV	79.66%		17.05%	100.00%

Weighted Average Original Term	355 months		120 months	360 months
Weighted Average Stated Remaining Term	352 months		92 months	359 months
Weighted Average Seasoning	2 months		1 month	97 months

Weighted Average Gross Margin	5.819%		3.239%	8.740%
Weighted Average Minimum Interest Rate	8.057%		5.200%	12.150%
Weighted Average Maximum Interest Rate	15.029%		11.990%	19.150%
Weighted Average Initial Rate Cap	2.989%		1.500%	3.000%
Weighted Average Subsequent Rate Cap	1.005%		1.000%	1.500%
Weighted Average Months to Roll	23 months		2 months	59 months

Maturity Date			Aug 1 2013	Nov 1 2035
Maximum Zip Code Concentration	0.35%	33023

ARM	77.65%
Fixed Rate Loan	22.35%

Balloon - 15/30	1.28%
Balloon - 30/40	0.34%
ARM - 2 Year/6 Month	58.00%
ARM - 3 Year/6 Month	1.11%
ARM - 5 Year/6 Month	0.70%
ARM - 2 Year/6 Month - IO	15.43%
ARM - 3 Year/6 Month - IO	1.00%
ARM - 5 Year/6 Month - IO	0.71%
ARM - 2 Year/6 Month - 30/40 Balloon	0.66%
ARM - 5 Year/6 Month - 30/40 Balloon	0.05%
Fixed Rate	19.77%
Fixed Rate IO	0.96%

Interest Only	18.09%
Not Interest Only	81.91%

Prepay Penalty: N/A	34.92%
Prepay Penalty: 12 months	0.47%
Prepay Penalty: 24 months	33.67%
Prepay Penalty: 36 months	30.94%
Top 5 States:
Florida	18.13%
California	13.55%
Maryland	6.32%
Virginia	5.49%
New Jersey	4.67%

First Lien	98.65%
Second Lien	1.35%

Full Documentation	52.36%
Limited Documentation	2.84%
No Income/No Asset	2.01%
No Documentation	5.75%
Stated Documentation	37.04%

Cash Out Refinance	82.06%
Purchase	15.53%
Rate/Term Refinance	2.31%
Construction/Permanent	0.10%

Condo	6.24%
Multi-Unit	4.81%
PUD	13.49%
Single Family Residence	75.36%
Manufactured Housing	0.10%

Primary	94.08%
Second Home	1.67%
Investment	4.25%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
0.01 - 50,000.00	191	$6,160,975.25	1.13%	10.565	201	93.80	652
50,000.01 - 100,000.00	682	54,039,046.81	9.93%	8.642	340	80.19	610
100,000.01 - 150,000.00	1,091	135,980,718.36	24.99%	8.259	353	80.43	607
150,000.01 - 200,000.00	740	128,658,227.55	23.64%	8.023	356	78.91	611
200,000.01 - 250,000.00	396	88,494,759.10	16.26%	7.829	357	77.77	618
250,000.01 - 300,000.00	259	70,815,821.32	13.01%	7.649	358	79.40	623
300,000.01 - 350,000.00	142	45,967,451.26	8.45%	7.394	357	80.38	641
350,000.01 - 400,000.00	29	10,419,237.98	1.91%	7.298	358	81.11	631
400,000.01 - 450,000.00	6	2,588,398.37	0.48%	7.402	358	85.37	660
450,000.01 - 500,000.00	1	488,557.94	0.09%	6.500	359	79.51	716
500,000.01 - 550,000.00	1	549,531.08	0.10%	6.800	359	76.39	731

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
5.000 - 5.499	6	$1,338,287.03	0.25%	5.277	358	69.94	693
5.500 - 5.999	56	12,661,014.95	2.33%	5.855	351	70.85	663
6.000 - 6.499	151	29,288,740.36	5.38%	6.290	355	72.02	665
6.500 - 6.999	529	98,070,779.78	18.02%	6.777	355	74.03	653
7.000 - 7.499	335	58,044,768.72	10.67%	7.265	355	78.11	640
7.500 - 7.999	619	102,289,622.70	18.80%	7.766	355	79.42	619
8.000 - 8.499	329	49,128,537.41	9.03%	8.278	356	81.44	606
8.500 - 8.999	576	86,234,918.19	15.85%	8.759	354	82.40	587
9.000 - 9.499	242	34,825,090.81	6.40%	9.254	355	84.17	578
9.500 - 9.999	338	42,390,785.38	7.79%	9.735	348	86.33	575
10.000 - 10.499	101	11,326,916.12	2.08%	10.234	339	86.87	565
10.500 - 10.999	119	11,190,339.38	2.06%	10.725	328	86.65	568
11.000 - 11.499	68	4,053,273.60	0.74%	11.190	268	91.51	607
11.500 - 11.999	44	2,237,969.35	0.41%	11.693	288	92.48	578
12.000 - 12.499	23	1,016,296.21	0.19%	12.188	256	91.75	584
12.500 - 12.999	1	29,793.17	0.01%	12.990	179	100.00	736
13.000 - 13.499	1	35,591.86	0.01%	13.000	179	100.00	719

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
450 - 474	1	$87,293.38	0.02%	10.875	272	85.00	470
475 - 499	1	75,041.62	0.01%	10.875	273	84.98	489
500 - 524	143	20,525,027.80	3.77%	9.302	351	72.03	517
525 - 549	417	60,216,817.35	11.07%	9.172	357	76.24	537
550 - 574	407	63,597,024.13	11.69%	8.642	354	78.54	561
575 - 599	524	79,982,251.49	14.70%	8.356	353	80.25	587
600 - 624	534	82,572,926.08	15.17%	7.854	352	81.10	611
625 - 649	515	79,885,501.90	14.68%	7.508	352	80.22	636
650 - 674	391	64,027,869.46	11.77%	7.399	352	81.34	661
675 - 699	288	44,363,087.03	8.15%	7.217	347	80.08	685
700 >=	317	48,829,884.78	8.97%	7.349	350	81.59	729

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

Combined Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
0.00 - 49.99	151	$21,294,379.28	3.91%	7.411	348	41.61	612
50.00 - 54.99	74	12,183,656.64	2.24%	7.363	349	52.52	603
55.00 - 59.99	100	16,610,191.20	3.05%	7.281	351	57.29	602
60.00 - 64.99	140	23,755,169.93	4.37%	7.539	353	62.51	598
65.00 - 69.99	191	32,473,324.10	5.97%	7.592	353	67.30	601
70.00 - 74.99	215	37,201,478.63	6.84%	7.736	357	71.80	599
75.00 - 79.99	317	53,145,170.01	9.77%	7.852	354	76.57	608
80.00 - 80.00	552	88,968,968.75	16.35%	7.620	356	80.00	634
80.01 - 84.99	119	20,399,354.91	3.75%	7.810	353	83.54	624
85.00 - 89.99	402	68,703,387.95	12.63%	8.067	355	86.33	619
90.00 - 94.99	700	105,718,123.71	19.43%	8.527	355	90.29	613
95.00 - 99.99	291	42,868,123.52	7.88%	8.651	353	95.09	622
100.00 - 100.00	286	20,841,396.39	3.83%	9.639	301	100.00	646

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
120	3	$240,649.94	0.04%	8.262	118	54.08	558
180	271	14,888,017.96	2.74%	9.362	176	85.53	645
240	16	1,621,974.63	0.30%	7.291	238	68.59	628
300	2	192,717.58	0.04%	9.189	298	92.14	612
360	3,246	527,219,364.91	96.89%	7.983	358	79.53	615

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
61-120	9	$756,078.85	0.14%	9.357	103	75.58	583
121-180	265	14,372,589.05	2.64%	9.344	178	85.52	646
181-240	16	1,621,974.63	0.30%	7.291	238	68.59	628
241-300	16	1,548,337.83	0.28%	10.070	276	83.48	550
301-360	3,232	525,863,744.66	96.64%	7.978	358	79.53	616

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Fixed Rate Loan	1,003	$121,623,342.70	22.35%	7.891	332	76.67	631
ARM	2,535	422,539,382.32	77.65%	8.056	358	80.52	612

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Balloon - 15/30	178	$6,953,168.84	1.28%	10.760	173	98.45	661
Balloon - 30/40	9	1,867,073.70	0.34%	7.163	358	78.13	648
ARM - 2 Year/6 Month	2,005	315,612,500.67	58.00%	8.332	358	80.62	599
ARM - 3 Year/6 Month	42	6,018,645.43	1.11%	7.985	357	77.02	613
ARM - 5 Year/6 Month	25	3,818,216.93	0.70%	7.411	358	73.25	667
ARM - 2 Year/6 Month - IO	399	83,956,479.08	15.43%	7.205	358	80.60	652
ARM - 3 Year/6 Month - IO	26	5,462,404.37	1.00%	6.979	358	80.72	654
ARM - 5 Year/6 Month - IO	17	3,838,233.40	0.71%	6.901	358	79.91	669
ARM - 2 Year/6 Month - 30/40 Balloon	20	3,573,831.94	0.66%	7.467	358	83.67	657
ARM - 5 Year/6 Month - 30/40 Balloon	1	259,070.50	0.05%	7.350	358	85.00	661
Fixed Rate	788	107,606,300.04	19.77%	7.756	341	75.64	627
Fixed Rate IO	28	5,196,800.12	0.96%	7.097	358	68.39	661

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Not Interest Only	3,068	$445,708,808.05	81.91%	8.206	351	79.60	608
Interest Only	470	98,453,916.97	18.09%	7.175	358	79.94	654

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Prepay Penalty: N/A	1,270	$190,005,772.87	34.92%	8.223	350	80.00	615
Prepay Penalty: 12 months	10	2,573,411.97	0.47%	8.244	358	69.88	633
Prepay Penalty: 24 months	1,133	183,194,677.53	33.67%	7.990	356	79.65	612
Prepay Penalty: 36 months	1,125	168,388,862.65	30.94%	7.818	352	79.44	621

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
First Lien	3,333	$536,817,009.53	98.65%	7.981	355	79.39	616
Second Lien	205	7,345,715.49	1.35%	10.800	179	99.34	666

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Full Documentation	2,010	$284,941,604.28	52.36%	8.038	352	80.78	601
Stated Documentation	1,173	201,548,320.57	37.04%	8.121	353	78.24	623
No Documentation	199	31,282,550.63	5.75%	7.377	355	75.00	692
Limited Documentation	92	15,428,112.45	2.84%	8.106	352	85.12	597
No Income/No Asset	64	10,962,137.09	2.01%	7.389	349	82.17	686

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Cash Out Refinance	2,711	$446,536,374.97	82.06%	7.916	353	78.32	612
Purchase	725	84,506,231.44	15.53%	8.533	348	86.38	636
Rate/Term Refinance	98	12,595,630.84	2.31%	8.239	351	82.20	617
Construction/Permanent	4	524,487.77	0.10%	7.975	350	76.42	660

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Single Family Residence	2,764	$410,078,475.29	75.36%	8.050	353	79.68	612
PUD	421	73,415,098.58	13.49%	7.894	352	79.11	622
Condo	226	33,939,711.87	6.24%	8.064	350	80.98	637
Multi-Unit	120	26,187,886.26	4.81%	7.784	352	79.10	644
Manufactured Housing	7	541,553.02	0.10%	10.737	220	84.38	534

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Primary	3,330	$511,970,459.34	94.08%	8.005	352	79.65	613
Investment	149	23,123,009.75	4.25%	8.335	350	78.74	681
Second Home	59	9,069,255.93	1.67%	8.041	356	82.22	652

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Geographic Distribution	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Alabama	46	$5,455,754.36	1.00%	8.966	352	86.71	597
Arizona	127	21,248,916.76	3.90%	7.590	354	77.94	620
Arkansas	43	4,207,616.30	0.77%	8.524	346	85.35	610
California	321	73,714,069.86	13.55%	7.207	356	72.62	631
Colorado	30	4,451,186.25	0.82%	7.729	351	83.07	658
Connecticut	57	9,017,287.40	1.66%	8.055	352	82.45	613
Delaware	20	3,102,385.06	0.57%	8.341	357	79.66	598
District of Columbia	23	4,260,818.09	0.78%	7.766	358	64.43	612
Florida	635	98,662,434.25	18.13%	7.922	352	77.54	619
Georgia	129	15,959,306.88	2.93%	8.756	348	86.64	596
Idaho	7	1,071,423.45	0.20%	8.234	330	84.79	654
Illinois	88	14,479,944.58	2.66%	7.792	356	83.24	623
Indiana	42	4,453,159.21	0.82%	8.528	347	84.46	605
Iowa	10	1,111,032.47	0.20%	8.410	358	87.19	604
Kansas	18	1,817,859.83	0.33%	8.755	347	85.70	600
Kentucky	21	2,297,527.12	0.42%	8.887	355	85.68	601
Louisiana	53	6,101,881.36	1.12%	8.270	352	82.92	614
Maine	40	5,653,745.25	1.04%	8.077	355	79.65	625
Maryland	178	34,396,833.53	6.32%	7.946	353	78.87	610
Massachusetts	42	8,147,656.47	1.50%	8.071	357	74.19	614
Michigan	141	16,392,088.34	3.01%	8.772	353	87.59	610
Minnesota	33	4,707,996.93	0.87%	8.051	353	84.63	625
Mississippi	38	4,251,696.06	0.78%	8.366	345	85.63	614
Missouri	71	7,693,345.29	1.41%	8.764	353	84.16	602
Nebraska	3	422,747.93	0.08%	8.704	358	84.17	627
Nevada	30	5,332,144.30	0.98%	7.581	351	80.89	618
New Hampshire	47	9,121,127.95	1.68%	8.162	356	82.59	612
New Jersey	123	25,398,118.58	4.67%	8.167	354	78.16	606
New Mexico	15	1,909,974.05	0.35%	8.305	355	85.91	604
New York	104	18,774,919.00	3.45%	7.708	354	73.77	614
North Carolina	165	17,867,404.20	3.28%	8.614	348	84.95	615
Ohio	139	14,344,149.05	2.64%	8.631	351	86.97	616
Oklahoma	19	1,895,280.37	0.35%	8.458	343	85.52	601
Oregon	13	2,378,210.79	0.44%	7.998	354	84.86	646
Pennsylvania	113	13,414,714.97	2.47%	8.152	353	81.50	608
Rhode Island	10	2,347,229.85	0.43%	8.011	358	85.43	626
South Carolina	94	11,502,514.34	2.11%	8.429	342	84.61	608
South Dakota	2	294,745.60	0.05%	8.963	358	86.76	607
Tennessee	74	8,369,923.40	1.54%	8.884	351	86.61	589
Texas	103	12,300,038.16	2.26%	8.450	349	82.38	620
Utah	10	1,217,813.69	0.22%	8.095	340	86.94	633
Vermont	2	277,517.86	0.05%	8.105	357	92.73	639
Virginia	169	29,892,260.02	5.49%	8.044	349	78.53	613
Continued on the next page

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Geographic Distribution	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Washington	41	8,129,901.14	1.49%	7.639	355	81.75	633
West Virginia	13	1,572,528.53	0.29%	8.444	343	83.76	605
Wisconsin	30	4,077,729.56	0.75%	8.724	356	86.08	609
Wyoming	6	665,766.58	0.12%	7.709	340	83.47	688

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

Gross Margin (%) (ARM Only)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
3.000 - 3.499	1	$70,000.00	0.02%	6.622	353	74.47	648
3.500 - 3.999	7	1,008,081.72	0.24%	6.123	359	69.13	667
4.000 - 4.499	64	10,889,440.75	2.58%	6.277	358	66.50	682
4.500 - 4.999	293	52,414,715.64	12.40%	6.875	358	75.38	671
5.000 - 5.499	436	76,536,546.94	18.11%	7.323	358	78.14	639
5.500 - 5.999	570	98,116,041.91	23.22%	7.857	358	82.16	621
6.000 - 6.499	597	97,542,974.18	23.08%	8.624	358	84.23	586
6.500 - 6.999	386	59,507,492.50	14.08%	9.159	358	83.09	567
7.000 - 7.499	166	23,859,616.77	5.65%	9.601	358	79.09	551
7.500 - 7.999	6	1,325,611.20	0.31%	8.140	357	64.06	573
8.000 - 8.499	6	717,947.62	0.17%	8.757	357	77.67	537
8.500 - 8.999	3	550,913.09	0.13%	9.244	356	75.91	539

Total:	2,535	$422,539,382.32	100.00%	8.056%	358	80.52%	612

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Minimum Interest Rate (%) (ARM Only)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
5.000 - 5.499	6	$1,338,287.03	0.32%	5.277	358	69.94	693
5.500 - 5.999	52	11,924,472.73	2.82%	5.848	358	71.07	664
6.000 - 6.499	113	22,450,081.49	5.31%	6.287	358	73.47	665
6.500 - 6.999	361	69,538,895.88	16.46%	6.783	358	76.63	652
7.000 - 7.499	228	42,416,893.93	10.04%	7.269	358	80.04	642
7.500 - 7.999	426	74,620,953.43	17.66%	7.777	358	79.81	614
8.000 - 8.499	245	37,774,932.20	8.94%	8.282	358	81.88	605
8.500 - 8.999	479	74,022,165.28	17.52%	8.764	358	82.64	585
9.000 - 9.499	202	30,290,009.69	7.17%	9.260	358	84.44	577
9.500 - 9.999	259	37,120,519.65	8.79%	9.731	358	85.80	571
10.000 - 10.499	69	9,396,204.60	2.22%	10.244	357	85.95	554
10.500 - 10.999	70	8,547,122.08	2.02%	10.687	354	85.06	552
11.000 - 11.499	15	2,085,054.64	0.49%	11.120	352	83.68	543
11.500 - 11.999	9	956,921.34	0.23%	11.717	358	88.76	557
12.000 - 12.499	1	56,868.35	0.01%	12.150	358	100.00	584

Total:	2,535	$422,539,382.32	100.00%	8.056%	358	80.52%	612

Maximum Interest Rate (%) (ARM Only)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
11.500 - 11.999	1	$324,000.00	0.08%	5.99	357	80.00	662
12.000 - 12.499	15	3,314,473.22	0.78%	5.877	357	73.31	674
12.500 - 12.999	71	15,501,789.92	3.67%	6.067	358	72.12	660
13.000 - 13.499	115	22,417,327.58	5.31%	6.366	358	73.41	660
13.500 - 13.999	348	66,917,074.48	15.84%	6.803	358	76.51	651
14.000 - 14.499	220	40,481,890.98	9.58%	7.284	358	79.91	642
14.500 - 14.999	428	75,446,506.96	17.86%	7.797	358	80.03	613
15.000 - 15.499	241	37,343,939.38	8.84%	8.287	358	82.24	606
15.500 - 15.999	474	72,861,335.30	17.24%	8.768	358	82.66	586
16.000 - 16.499	201	30,145,306.99	7.13%	9.259	358	84.42	577
16.500 - 16.999	257	36,743,566.50	8.70%	9.73	358	86.00	571
17.000 - 17.499	69	9,396,204.60	2.22%	10.244	357	85.95	554
17.500 - 17.999	70	8,547,122.08	2.02%	10.687	354	85.06	552
18.000 - 18.499	15	2,085,054.64	0.49%	11.12	352	83.68	543
18.500 - 18.999	9	956,921.34	0.23%	11.717	358	88.76	557
19.000 - 19.499	1	56,868.35	0.01%	12.15	358	100.00	584

Total:	2,535	$422,539,382.32	100.00%	8.056%	358	80.52%	612

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Initial Periodic Rate Cap (%) (ARM Only)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
1.500	10	$3,026,523.87	0.72%	7.017	358	82.83	634
2.000	2	238,552.55	0.06%	8.594	357	79.07	541
3.000	2,523	419,274,305.90	99.23%	8.064	358	80.50	612

Total:	2,535	$422,539,382.32	100.00%	8.056%	358	80.52%	612

Subsequent Periodic Rate Cap (%) (ARM Only)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
1.000	2,519	$418,509,463.83	99.05%	8.062	358	80.49	612
1.500	16	4,029,918.49	0.95%	7.436	358	83.45	624

Total:	2,535	$422,539,382.32	100.00%	8.056%	358	80.52%	612

Next Rate Change Date (ARM Only)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
2006-02	2	$234,475.71	0.06%	9.626	272	89.19	524
2006-03	2	179,169.34	0.04%	10.517	276	87.15	598
2006-04	2	227,693.18	0.05%	10.324	274	80.96	529
2006-05	2	107,781.27	0.03%	10.691	269	73.33	545
2006-06	3	353,763.10	0.08%	8.604	318	85.25	617
2006-12	1	105,603.67	0.02%	8.550	348	70.00	552
2007-05	2	145,737.57	0.03%	8.170	353	77.34	617
2007-06	1	107,824.26	0.03%	10.700	354	79.47	535
2007-07	6	860,698.65	0.20%	7.851	355	75.63	579
2007-08	35	5,477,380.24	1.30%	8.189	356	79.49	588
2007-09	229	41,018,044.74	9.71%	8.271	357	81.82	599
2007-10	982	171,159,866.53	40.51%	8.086	358	80.86	609
2007-11	1,158	183,277,432.09	43.38%	8.040	359	80.22	615
2008-08	4	692,696.93	0.16%	7.771	356	82.75	611
2008-09	14	2,611,170.20	0.62%	7.562	357	82.73	635
2008-10	21	3,835,384.45	0.91%	7.515	358	78.85	636
2008-11	28	4,229,139.56	1.00%	7.381	359	75.67	633
2010-07	1	108,000.00	0.03%	6.625	355	80.00	703
2010-08	2	404,553.61	0.10%	6.745	356	84.56	722
2010-09	4	736,676.08	0.17%	7.163	357	86.80	664
2010-10	19	3,788,443.68	0.90%	7.286	358	76.09	649
2010-11	17	2,877,847.46	0.68%	7.078	359	74.14	685

Total:	2,535	$422,539,382.32	100.00%	8.056%	358	80.52%	612

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
M1	1,810	$278,198,533.53	51.12%	8.036	354	81.87	612
M2	613	94,827,151.63	17.43%	8.558	354	78.16	579
M3	172	27,792,205.72	5.11%	8.798	357	69.82	558
M4	110	17,531,709.01	3.22%	8.862	355	68.39	559
Alt A	787	120,690,822.06	22.18%	7.213	349	79.45	677
AA	2	166,670.03	0.03%	10.482	197	90.37	581
A+	14	1,562,938.58	0.29%	8.283	330	87.12	605
A	7	617,477.92	0.11%	10.344	213	81.99	610
A-	10	1,404,165.68	0.26%	9.006	274	79.13	556
B	5	485,678.94	0.09%	9.684	283	82.91	538
B-	2	187,648.57	0.03%	8.809	330	74.53	526
C	1	54,455.72	0.01%	11.000	275	57.00	543
Fico Enhanced	2	236,822.07	0.04%	8.992	332	93.92	626
NSFICO	3	406,445.56	0.07%	8.590	325	93.68	706

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

IO Term (Months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
N/A	3,068	$445,708,808.05	81.91%	8.206	351	79.60	608
60	425	89,418,883.45	16.43%	7.191	358	80.61	652
120	45	9,035,033.52	1.66%	7.014	358	73.29	664

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

MI Company	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Mtge Guaranty Insurance Corp.	1,769	$310,126,755.78	56.99%	7.855	355	83.37	623
No Insurance	1,755	232,673,523.91	42.76%	8.227	349	74.67	608
Radian Guaranty	13	1,246,056.68	0.23%	10.036	219	85.29	554
PMI	1	116,388.65	0.02%	8.300	318	90.00	622

Total:	3,538	$544,162,725.02	100.00%	8.019%	352	79.66%	616

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2005-4

FOR ADDITIONAL INFORMATION PLEASE CALL:

Deutsche Bank Securities

ABS Banking
Ryan Stark	212-250-8473
Brian Haklisch	212-250-8745
Anjali Mecklai	212-250-4214
Aarthi Sowrirajan	212-250-0864

ABS Structuring
Bill Yeung	212-250-6893

ABS Collateral
Steve Lumer	212-250-0115
Kathie Peng	212-250-7259

Rating Agency Contacts

Standard & Poor’s
David Glehan	212-438-7324
Victor Bhagat	212-438-1130
Daniel Hall	212-438-1576

Moody’s
Sachar Gonen	212-553-3711

Fitch
Michele Patterson	212-908-0779

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. The issuer of the securities and Fannie Mae have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as an agent for the issuer in connection with the proposed transaction.